UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA                           1-14160                  06-1110906)

----------------------------       ----------------          -------------

(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 NORTH ORANGE AVENUE,  SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT'S WEBSITE ADDRESS)

ITEM 2.02 Results of Operations and Financial Condition

On March 14, 2005, we reported our financial results for the year end December 31, 2004 and the Company has announced it will host a teleconference beginning at 4:15p.m Eastern to discuss the Companies’ financial results, corporate progression and other developments. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Exhibits.

99.1     Press release dated March 14, 2004 containing our financial results for the year end December 31, 2004 and a teleconference regarding the Company’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: March 14, 2005                                            BY: /s/ RANDY LUBINSKY

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                                                                                          Chief Executive Officer and Director

Date: March 14, 2005                                           BY: /s/ MARK SZPORKA

         ---------------                                                             ----------------------------------------

                                                                                          Chief Financial and Accounting Officer,

                                                                                          Secretary and Director